J.P. MORGAN INCOME FUNDS

JPMorgan Short Term Bond Fund II

(Class A and Select Class Shares)

(a series of J.P. Morgan Mutual Fund Group)

Supplement dated September 12, 2012

to the Summary Prospectus dated July 1, 2012,

as supplemented

REVISED DATES FOR NOVEMBER DIVIDEND. In connection with the liquidation of the Short Term Bond Fund II on or about November 29, 2012, the November dividend declaration and payment date has been revised. Any dividend of net investment income for the month of November for the Short Term Bond Fund II will be declared on November 28, 2012. The record date for such dividend will be November 28, 2012 and such dividend will be paid along with the proceeds of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-STBII-LIQ-912